                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2000


                       INVERNESS MEDICAL TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-20871                 04-3164127
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                200 PROSPECT STREET, WALTHAM, MASSACHUSETTS 02453
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 647-3900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5 - OTHER EVENTS

         On October 4, 2000, Inverness Medical Technology, Inc., a Delaware corporation (the "Company"), announced that it signed an Agreement and Plan of Merger (the "Merger Agreement") with Integ Incorporated, a Minnesota corporation ("Integ"), pursuant to which the parties will effect a business combination through a merger of Integ with and into Terrier Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, Integ will become a wholly-owned subsidiary of the Company. The transaction, which is structured as a tax free reorganization and will be accounted for using the purchase method of accounting, is expected to close in the first quarter of 2001.

         The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheets of the Company and Integ as of September 30, 2000 and (ii) the historical statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 1999 and 2000 as if the acquisition was consummated on January 1, 1999. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisition of Integ occurred on January 1, 1999 or results which may be reported in the future.



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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

         Exhibit 99.1 -- Integ Incorporated Financial Statements for Years
                         ended December 31, 1999, 1998 and 1997 and the Nine Month Period ended September 30, 2000.

         Exhibit 99.2 -- Inverness Medical Technology, Inc. Unaudited Pro
                         Forma Combined Condensed Financial Statements.









                                     Page 3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INVERNESS MEDICAL TECHNOLOGY, INC.

                                             /s/ Duane L. James
Date: November 1, 2000                       ----------------------------------
                                             Duane L. James
                                             Vice President of Finance



                                     Page 4

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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION


Exhibit 99.1 -- Integ Incorporated Financial Statements for Years
                ended December 31, 1999, 1998 and 1997 and the Nine Month Period ended September 30, 2000.

Exhibit 99.2 -- Inverness Medical Technology, Inc. Unaudited Pro
                Forma Combined Condensed Financial Statements.









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